EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company") on Form 10-Q for the period ended July 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond J. Milchovich, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: August 10, 2005	/s/ RAYMOND J. MILCHOVICH

RAYMOND J. MILCHOVICH
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER